UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                      Date of Report:  October 13, 1998
                      (Date of earliest event reported)




                              INTEL CORPORATION
            (Exact name of Registrant as specified in its charter)



     Delaware                            0-6217              94-1672743
     --------                            ------              ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)          file number)          Identification
No.)




2200 Mission College Boulevard, Santa Clara, California          95052-8119
-------------------------------------------------------          ----------
    (Address of principal executive offices)                     (Zip Code)



                               (408) 765-8080
                               --------------
            (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

   5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended September 26, 1998 and forward-looking statements relating to 1998, the 4th Quarter of 1998 and the 2nd Half of 1998, as presented in a press release of October 13, 1998.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

    (c)   Exhibits

          99.1 Financial information for Intel Corporation for the quarter ended September 26, 1998 and forward-looking statements relating to 1998, the 4th Quarter of 1998 and the 2nd Half of 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEL CORPORATION
                                        (Registrant)





Date:     October 13, 1998              By:  /s/ Andy D. Bryant
                                             ------------------
                                             Andy D. Bryant
                                             Vice President, Chief Financial
                                             Officer and Principal Accounting
                                             Officer